Goodwill and Intangible Assets - Schedule of estimated future amortization expense related to the intangible assets (Details) - BCP QUALTEK HOLDCO, LLC - USD ($) $ in Thousands	Oct. 02, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021		$ 35,585
2022		35,585
2023		34,294
2024		32,245
2025		31,289
Thereafter		176,818
Finite-Lived Intangible Assets, Net	$ 364,722	$ 345,816	$ 381,573